                                                                   EXHIBIT 10.10

                                AMENDMENT NO. 3
                                ---------------

          AMENDMENT NO. 3, dated as of August 31, 1999, among ONEIDA ROSTONE CORP., a New York corporation ("Borrower"); REUNION INDUSTRIES, INC., a Delaware
                                --------
corporation, and DPL ACQUISITION CORP., a Delaware corporation (each a

"Guarantor" and together the "Guarantors"); THE CIT GROUP/BUSINESS CREDIT, INC.
----------                    ----------
("CITBC") as agent for the Lenders whose names are set forth on Schedule I to
  -----
the Credit Agreement referred to below (each a "Lender" and collectively the
                                                ------
"Lenders" and CITBC as such agent being the "Agent"); and the Lenders.
--------                                     -----

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Borrower, Guarantors, Agent and the Lenders are parties to that certain Loan and Security Agreement, dated as of October 16, 1998, as amended (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"); and
                                           ----------------

          WHEREAS, Borrower's failure to comply with the minimum EBITDA covenant for the three Fiscal Quarters ending June 30, 1999 as set forth in
Section 8.9 of the Credit Agreement has resulted in the occurrence of an Event of Default (the "Existing Event of Default"); and
                 -------------------------

          WHEREAS, Borrower has requested that Agent and Lenders waive the Existing Event of Default and amend the Credit Agreement as hereinafter set forth; and

          WHEREAS, Agent and the Lenders have agreed to waive the Existing Event of Default and amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

          NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

          1.  Defined Terms.  Unless otherwise specifically defined herein, all
              -------------
capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          2.  Waiver.  Agent and Lenders hereby waive the Existing Event of
              ------
Default.

          3.  Amendments to Credit Agreement.  The Credit Agreement shall be
              ------------------------------
amended as follows upon the Effective Date (as defined herein):

          (a) The following Section 1.75.A shall be added immediately following the last full sentence of Section 1.75 of the Credit Agreement:

          1.75.A  Fixed Charge Coverage Ratio means, for the relevant period,
                  ---------------------------
the ratio determined by dividing the Borrower's EBITDA by the Borrower's Fixed Charges.

          (b) The following Section 1.150.A shall be added immediately following the last full sentence of Section 1.150 of the Credit Agreement:

          1.150.A  Term Loan A means the term loan in the aggregate principal
                   -----------
amount of $8,250,000 made pursuant to, and payable in accordance with, the provisions of Section 2.2.

          (c) The following Section 1.150.B shall be added immediately following the last full sentence of Section 1.150.A of the Credit Agreement:

          1.150.B  Term Loan B means the term loan in the aggregate principal
                   -----------
amount of $3,000,000 made pursuant to, and payable in accordance with, the provisions of Section 2.2.

          (d) Section 1.151 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          1.151  Term Loans means Term Loan A and Term Loan B.
                 ----------

          (e) Section 2.2(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (b) Upon receipt of the Term Notes from the Borrower, subject to the terms and conditions of this Agreement, the Lenders hereby agree to extend to the Borrower (i) Term Loan A in the aggregate principal amount of $8,250,000 and
(ii) Term Loan B in the aggregate principal amount of $3,000,000, each upon the Borrower's request therefor on or prior to September 30, 1999. No Lender shall be required to advance any amount in excess of its Ratable Portion of each Term Loan requested or its Commitment in respect of each of the Term Loans.

          (f) Section 2.5(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (b) (i) The Borrower shall repay Term Loan A in quarterly installments (each a "Term A Repayment Installment") on the last Business Day of the calendar
         ----------------------------
quarters set forth below and in the respective amounts set forth below:

Calendar
Quarter Ending:           Amount
---------------------  ------------
December 31, 1998          $250,000
March 31, 1999             $250,000
June 30, 1999              $250,000
September 30, 1999         $250,000

December 31, 1999          $250,000
March 31, 2000             $250,000
June 30, 2000              $250,000
September 30, 2000         $250,000

December 31, 2000          $250,000
March 31, 2001             $250,000
June 30, 2001              $250,000
September 30, 2001         $250,000

December 31, 2001          $250,000
March 31, 2002             $250,000
June 30, 2002              $250,000
September 30, 2002         $250,000

December 31, 2002          $250,000
March 31, 2003             $250,000
June 30, 2003              $250,000
September 30, 2003         $250,000

December 31, 2003          $250,000
March 31, 2004             $250,000
June 30, 2004              $250,000
September 30, 2004         $250,000

          provided, however, that the Borrower shall repay the entire unpaid
          --------  -------
principal amount of Term Loan A on the Termination Date.

          (ii) The Borrower shall repay Term Loan B in quarterly installments (each a "Term B Repayment Installment, " and collectively with the Term A
         ----------------------------
Repayment Installments, the "Repayment Installments") on the last Business Day
                             ----------------------
of the calendar quarters set forth below and in the respective amounts set forth below:

Calendar
Quarter Ending:           Amount
---------------------  ------------
September 30, 1999         $125,000
December 31, 1999          $125,000
March 31, 2000             $125,000
June 30, 2000              $125,000

September 30, 2000         $125,000
December 31, 2000          $125,000
March 31, 2001             $125,000
June 30, 2001              $125,000

September 30, 2001         $125,000
December 31, 2001          $125,000
March 31, 2002             $125,000
June 30, 2002              $125,000

September 30, 2002         $125,000
December 31, 2002          $125,000
March 31, 2003             $125,000
June 30, 2003              $125,000

September 30, 2003         $125,000
December 31, 2003          $125,000
March 31, 2004             $125,000
June 30, 2004              $125,000

          provided, however, that the Borrower shall repay the entire unpaid
          --------  -------
principal amount of Term Loan B on the Termination Date.

          (g) Section 3.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          3.2  Term Loans.  (a) Interest on Term Loan A shall be payable on the
               ----------
unpaid balance or on payment in full in an amount equal to (i) the Applicable Term Loan Margin plus The Chase Manhattan Bank Rate per annum on the average of
                 ----
the net balance of Term Loan A owing to the Lenders at the close of each day during each month on balances other than LIBOR Loans, payable monthly as of the end of each such month and on the Termination Date, and (ii) 3.00% plus the
                                                                   ----
applicable LIBOR on any LIBOR Loan, on a per annum basis, payable monthly as of the end of each LIBOR Period and if the LIBOR Period exceeds three months then at the three month anniversary of the commencement of such LIBOR Period, and on the Termination Date.

          (b) Interest on Term Loan B shall be payable on the unpaid balance or on payment in full in an amount equal to 2.00% plus The Chase Manhattan Bank
                                               ----
Rate per annum on the average of the net balance of Term Loan B owing to the Lenders at the close of each day during each month, payable monthly as of the end of each such month and on the Termination Date.

          (c) In the event of any change in The Chase Manhattan Bank Rate, the rate under subsection (a) or (b) above as of the first month following any such change, shall be equal to The Chase Manhattan Bank Rate then in effect. The rates hereunder shall be calculated based on a 360 day year and the actual number of days elapsed. The Agent, on behalf of the Lenders, shall be entitled to charge the Revolving Loan Account for the interest provided herein when due.

          (h) The first sentence of Section 3.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "The Borrower may elect to use LIBOR as to Term Loan A or any Revolving Credit Loan provided that (a) there is then no Default or Event of Default and (b) the Borrower has advised the Agent of (i) its election to use LIBOR and (ii) the LIBOR Period is selected no later than three (3) Business Days preceding the first day of the selected LIBOR Period, in which event the election and LIBOR shall be effective, provided there is then no Default or Event of Default, on the fourth Business Day following said notice."

          (i) Section 8.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          8.8  Interest Expense Coverage Ratio.  The Borrower shall maintain at
               -------------------------------
all times a ratio of (a) EBITDA to (b) Adjusted Net Interest Expense of at least the amount set forth below for the applicable period:

     (a)  3.00 to 1 for Fiscal Quarter ending December 31, 1998;
     (b)  3.00 to 1 for the two Fiscal Quarters ending December 31, 1998;
     (c)  2.90 to 1 for the two Fiscal Quarters ending March 31, 1999;
     (d)  2.90 to 1 for the three Fiscal Quarters ending June 30, 1999;
     (e)  2.00 to 1 for the four Fiscal Quarters ending September30, 1999; and
     (f) 2.25 to 1 for the four Fiscal Quarters ending December 31, 1999 and for each trailing four Fiscal Quarter period thereafter, measured as of the end of each Fiscal Quarter.

          (j) Section 8.9 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          8.9  EBITDA.  The Borrower shall maintain EBITDA of not less than the
               ------
amount set forth below for the applicable period:

     (a)  $2,100,000 for Fiscal Quarter ending December 31, 1998;
     (b)  $4,400,000 for the two Fiscal Quarters ending December 31, 1998;
     (c)  $4,200,000 for the two Fiscal Quarters ending March 31, 1999;
     (d)  $6,300,000 for the three Fiscal Quarters ending June 30, 1999;
     (e)  $5,000,000 for the four Fiscal Quarters ending September30, 1999; and
     (f) $6,000,000 for the four Fiscal Quarters ending December 31, 1999 and for each trailing four Fiscal Quarter period thereafter, measured as of the end of each Fiscal Quarter.

          (k) The following Section 8.17 shall be added immediately following the last full sentence of Section 8.16 of the Credit Agreement:

          8.17  Minimum Fixed Charge Coverage Ratio.  The Borrower shall
                -----------------------------------
maintain a Fixed Charge Coverage Ratio at the end of each Fiscal Quarter commencing with the Fiscal Quarter ending December 31, 1999 for each trailing four Fiscal Quarter period then ended of not less than 1.00 to 1.0.

          (l) Schedule I is hereby replaced by Schedule I attached to this Amendment No. 3.

          (m) Exhibit B is hereby replaced by Exhibits B-1 and B-2 attached to this Amendment No. 3.

          4.  Representations and Warranties.  Borrower and each Guarantor
              ------------------------------
represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

          (a) Borrower and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the Term Notes, as applicable.

          (b) This Amendment has been duly executed and delivered by Borrower and each Guarantor. This Amendment, the Term Notes and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of Borrower and each Guarantor, as applicable, enforceable against each of them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

          (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any Governmental Authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect.

          (d) After giving effect to this Amendment, Borrower and each Guarantor is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

          (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

          (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

          5.  Effective Date.  The waiver contained in Section 2 hereto shall be
              --------------
effective as of June 29, 1999 and the amendments to the Credit Agreement contained herein shall become effective on the date (the "Effective Date") that
                                                          --------------
(i) this Amendment has been duly executed and delivered by Borrower, each Guarantor, each of the Lenders and Agent, (ii) a Term Note to the order of each Lender in the aggregate principal amount of $8,250,000 (the "Term Note A") has
                                                             -----------
been duly executed by Borrower and (iii) a Term Note to the order of each Lender in the aggregate principal amount of $3,000,000 (the "Term Note B") has been
                                                      -----------
duly executed by Borrower.

          6.  Fees and Expenses.  Borrower agrees to reimburse Agent for all
              -----------------
reasonable out-of-pocket fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors in connection with the preparation, execution, and delivery of this Amendment.

          7.  Continued Effectiveness.  The term "Agreement", "hereof", "herein"
              -----------------------
and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Borrower and each Guarantor hereby agrees that, except as specifically amended in Section 3 hereof, all of the covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Section 2 herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing herein shall imply or create any obligation by the parties hereto to agree to any future waiver or amendment of any provision of the Credit Agreement or any other Loan Document.

          8.  Counterparts.  This Amendment may be executed in counterparts,
              ------------
each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          9.  Governing Law.  THIS AMENDMENT AND THE OBLIGATIONS ARISING
              -------------
HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

                         Borrower
                         --------

                         ONEIDA ROSTONE CORP

                         By: /s/ Richard L. Evans
                            -----------------------------------------
                            Name: Richard L. Evans
                            Title: Vice President


                         Guarantors
                         ----------

                         REUNION INDUSTRIES, INC.

                         By: /s/ Richard L. Evans
                            -----------------------------------------
                            Name: Richard L. Evans
                            Title: Executive Vice President


                         DPL ACQUISITION CORP.

                         By: /s/ Richard L. Evans
                            -----------------------------------------
                            Name: Richard L. Evans
                            Title: Vice President


                         Agent
                         -----

                         THE CIT GROUP/BUSINESS CREDIT, INC.,
                           as Agent

                         By: /s/ James Conheeney
                            -----------------------------------------
                            Name: James Conheeney
                            Title: Vice President

                         Lender
                         ------

                         THE CIT GROUP/BUSINESS CREDIT, INC.,
                           as Lender

                         By: James Conheeney
                            -----------------------------------------
                            Name: James Conheeney
                            Title: Vice President

                              CONSENT OF GUARANTOR

          The undersigned, party to the Bradley Guaranty, dated October 16, 1996, hereby consents to the terms of the foregoing Amendment dated as of August 31, 1999 (to which this consent is annexed) and confirms that such Bradley Guaranty remain in full force and effect and continue to secure the obligations of Borrower pursuant to the terms thereof.

Dated as of August 31, 1999


                                    /s/ Charles E. Bradley, Sr.
                                   -----------------------------------------
                                   Charles E. Bradley, Sr.

                                   SCHEDULE I


                                  Commitments
                                  -----------

Lender
------

The CIT Group/Business Credit, Inc.
1211 Avenue of the Americas
22nd Floor
New York, New York 10036

     Revolving Credit Loans:           $10,200,000

     Term Loan A:                      $ 8,250,000

     Term Loan B:                      $ 3,000,000

     Appeal Letter of Credit:          $         0